Supplement Dated August 26, 2013 to
Prospectus Dated May 1, 2013 for
Protective Variable Annuity NY L Series, B Series, and C Series Contracts (Contracts issued before July 15, 2013)
Prospectuses Dated October 1, 2011 for
ProtectiveRewards II NY and ProtectiveRewards Elite NY
Prospectus Dated May 1, 2011 for
ProtectiveAccess XL NY
Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following discussion of “Continuation of the Contract by a Surviving Spouse” replaces the “Continuation of the Contract by a Surviving Spouse” in your Prospectus.

Continuation of the Contract by a Surviving Spouse

In the case of non-Qualified Contracts and Contracts that are individual retirement annuities within the meaning of Code Section 408(b), if the Beneficiary is the deceased Owner’s spouse, the surviving spouse may elect, in lieu of receiving a death benefit, to continue the Contract and become the new Owner, provided the deceased Owner's spouse's 86th birthday (76th birthday if the Maximum Anniversary Value Death Benefit was selected) is after the Effective Date and, for Protective AccessXL NY and Protective Variable Annuity NY L Series, B Series, and C Series Contracts, the 95th birthday is on or after the Annuity Commencement Date then in effect. The Contract will continue with the value of the death benefit having become the new Contract Value as of the end of the Valuation Period during which we received due proof of death. The death benefit is not terminated by a surviving spouse's continuation of the Contract. The surviving spouse may select a new Beneficiary. Upon this spouse's death, the death benefit may be taken in one sum immediately and the Contract will terminate. If the death benefit is not taken in one sum immediately, the death benefit will become the new Contract Value as of the end of the Valuation Period during which we receive due proof of death and must be distributed to the new Beneficiary according to option (1) or (2), above.

A Contract may be continued by a surviving spouse only once. This benefit will not be available to any subsequent surviving spouse under the continued Contract.

On June 26th, 2013, the United States Supreme Court ruled in United States v. Windsor that section 3 of the Defense of Marriage Act (“DOMA”) is unconstitutional.  Under section 3 of DOMA, only individuals of the opposite sex could be treated as married or spouses for federal tax purposes.  Under section 2 of DOMA, states are not required to recognize a marriage between two individuals of the same sex that is lawful under the laws of another state.  The Supreme Court did not address section 2 of DOMA and section 2 remains in effect.  Because state laws vary, the circumstances in which parties to a same-sex marriage, a civil union, and domestic partners are treated as “spouses” for federal tax purposes is unclear.  The Internal Revenue Service has stated that it expects to issue guidance on how the Supreme Court’s decision in Windsor will affect federal tax rules.  Such guidance may clarify the circumstances in which parties to a same sex marriage, a civil union, and domestic partners are or are not treated as “spouses” for federal tax purposes.

The beneficiary of an annuity contract who is recognized as a spouse of a deceased owner for federal tax purposes is treated more favorably than a beneficiary who is not recognized as a spouse for federal tax purposes.  Specifically, a beneficiary who is recognized as a spouse of the deceased owner for federal tax purposes may continue the Contract and become the new Owner as described above. In contrast, a beneficiary who is not recognized as a spouse of the deceased owner for federal tax purposes must surrender the Contract within 5 years of the owner’s death or take distributions from the Contract over the beneficiary’s life or life expectancy.

Whether an individual who is a party to a same-sex marriage, a civil union, or a domestic partnership will be treated as a spouse for federal tax purposes is uncertain.  As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law, nonetheless could be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse beneficiaries and would not be able to elect to continue the Contract.

If you have questions concerning your status as a spouse for federal tax purposes and how that status might affect your rights under the Contract, you should consult your legal adviser.

Whether a spouse continues the Contract could also affect the rights and benefits under the Secure Pay rider, SecurePay 6 rider (only available with Protective Variable Annuity NY  L Series, B Series, and C Series Contracts), and/or Protective Income Manager rider (each a “Rider” and collectively, the “Riders”). The provisions in the Riders relating to marital status are interpreted under applicable state law.  For example, if the state law governing a Rider treats individuals who are in a bona fide civil union or domestic partnership as married, or the parties to a valid same sex marriage as spouses, such treatment will be recognized under the Rider.  However, as described above, the circumstances in which parties to a same-sex marriage, a civil union, and domestic partnership are treated as “spouses” for federal tax purposes is unclear as a result of the U.S. Supreme Court’s decision in United States v. Windsor.  As a result, a beneficiary of a deceased owner who was treated as married to the owner under state law and for purposes of the Rider, but whose marriage is not recognized by federal tax law, would be required to take distributions from the Contract in the manner applicable to non-spouse beneficiaries.  In some circumstances, these required distributions could substantially reduce or eliminate the value of the Rider’s benefit.

In addition, certain of the Riders allow the surviving spouse of a deceased owner who continues the Contract and becomes the new owner to either continue the Rider or immediately purchase a new Rider (depending on the date of death and whether the Rider provides single or joint life coverage). This right is only available to an individual who was the spouse of the deceased owner within the meaning of federal tax law.  [(This right is not available in connection with the Protective Income Manager rider.)]

Whether an individual who is a party to a same-sex marriage, a civil union, or a domestic partnership will be treated as a spouse for federal tax purposes is uncertain.  As a result, irrespective of the state law treatment of such a relationship, such individuals should not purchase a Rider before consulting legal and financial advisors and carefully evaluating whether the Rider is suitable for his or her needs.

The following discussion of “Continuing or Purchasing a SecurePay Rider When a Surviving Spouse Elects to Continue the Contract” replaces the “Spousal Continuation” section in your Prospectus.

Continuing or Purchasing a SecurePay Rider When a Surviving Spouse Elects to Continue the Contract

Upon the death of the Owner before the Benefit Election Date, if the surviving spouse elects to continue the Contract and become the new Owner, the surviving spouse may also continue the SecurePay rider, provided the surviving spouse meets the rider’s issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract.  On the next Contract Anniversary, the Benefit Base will be the greater of (1) the Contract Value (which will reflect the Death Benefit) less any Purchase Payments made two or more years after your Rider Issue Date, or (2) the current Benefit Base.

If the SecurePay Benefit Election Form indicates Single Life Coverage and the SecurePay rider terminates due to the death of the Covered Person following the Benefit Election Date, and if the surviving spouse  elects to continue the Contract and become the new sole Owner, then the surviving spouse may also exercise the RightTime option immediately (if it is available at that time) and purchase a new SecurePay rider provided the surviving spouse meets the rider’s issue age requirements as of the Rider Issue Date or the date we receive the written request to continue the Contract. We will waive the 5-year waiting period.  Only the surviving spouse is eligible to be a Covered Person under the new rider, and the rider will terminate upon the death of that Covered Person.   The new SecurePay rider will be subject to the terms and conditions of the rider in effect at the time it is issued.  See “Purchasing a New SecurePay Rider after Termination of the Prior SecurePay Rider” in your Prospectus.

If the SecurePay Benefit Election Form indicates Joint Life Coverage and a Covered Person dies following the Benefit Election Date, and if the surviving spouse elects to continue the Contract and the SecurePay rider, the Annual Withdrawal Amount remains the same until the next Contract Anniversary. On the next Contract Anniversary, the Benefit Base will be the greater of the Contract Value (which will reflect the addition of the Death Benefit) or the current Benefit Base and we will recalculate the Annual Withdrawal Amount, if necessary, using the Maximum Withdrawal Percentage associated with Joint Life Coverage.